LETTER TO  SHAREHOLDERS Q3 2022

hippo

# KEY HIGHLIGHTS FROM Q3

**Improved Adjusted EBITDA**
- Adj. EBITDA loss of $54.8m (GAAP net loss of $129.2m), better than our guidance despite Hurricane Ian
- Projecting narrower loss in Q4'22 and 2023 improvement

**No Slow Down Here**
- TGP up 36%
- Agency, Builder, Spinnaker Fronting all contribute
- Customer Count reaches 332,000
- No change in guidance: over 30% TGP growth for the year

**Strong Revenue Growth**
- Revenue up 44%
- Commission income driven by growth in our renewal book, Spinnaker's fronting business and our third party agency business
- Agency business growing with Gross Placed Premiums at 21% of TGP
- No change in 2022 revenue guidance

**A Superior Underwriting Model**
- Gross Loss Ratio (GLR) of 58%, excl. Hurricane Ian (110% overall)
- Substantial year over year improvement in 2022
- No change in 2022 guidance of 90% or better GLR, including Hurricane Ian

**Total Generated Premium (TGP)**

+36%

Year-on-Year (YoY)



$83M
$162M
$219M
Q3 '20
Q3 '21
Q3 '22

**Gross Loss Ratio**

-70pp

YoY



155%
128%
58%
ex Ian
Q3 '20
Q3 '21
Q3 '22

**Revenue**

+44%

YoY



$13M
$21M
$31M
Q3 '20
Q3 '21
Q3 '22

**Premium Retention**[1]

-1pp

From prior year



91%
90%
Q3 '21
Q3 '22

**Total Generated Premium in-Force**

+34%

YoY



$375M
$553M
$739M
Q3 '20
Q3 '21
Q3 '22

(1) Includes all Hippo and non-Hippo premium placed by our internal Agency, Producer agents, and other partners.

Letter to Shareholders | **Q3 2022**

2

Letter to Shareholders | Q3 2022 3 Hippo’s business model is proving itself and our investments in technology are paying off. We've executed on improving our underwriting results while growing despite 2022’s challenges of inflation shocks, supply chain dislocation and one of the worst hurricane losses in history. We remain confident that we are building a superior underwriting model and an industry leading technology stack. At Hippo, we strive to help our customers enjoy their homes through enhanced home protection and services, but some events like major hurricanes are unavoidable. At such times, we do our best to help customers get through difficulties and back to enjoying their homes. This quarter, I am proud of Hippo’s response to the tragedy of Hurricane Ian. As this letter goes to press, well over half of our Hurricane Ian reported Hippo homeowners’ claims have been paid. We are delivering on our service promise to our customers in a crisis while also executing on improving our financial performance. Our customer base reached 332,000 by quarter’s end. Customer acquisition and retention is driving accelerating net commission revenue and steady Total Generated Premium (TGP) growth. Included in our customer count are Hippo homeowners insurance policyholders as well as agency customers who still get the "Hippo experience" while placed with third party carriers. Importantly, our Hippo consumer blended premium retention was 90% in the quarter, up from 89% in Q2'22. Our customers are happy to stay with us. TGP growth accelerated, up 36% versus the prior year quarter, and we expect to be up over 30% for the full year 2022. We have had ongoing strength in our builder channel, which is our best loss ratio segment. Despite some slowdown in housing markets, we expect the attractiveness of our model for distribution partners will lead to new relationships and continued strong growth. We also increased the geographic diversity of our portfolio with growth in the states we have entered over the past year including New York, North Carolina and Massachusetts. We’re having great success at attracting our target customers, a group we’ve dubbed “Generation Better”, which we estimate accounts for a third of US homeowners. A key characteristic of Gen B is a desire to proactively maintain their homes and a willingness to use technology to be better homeowners. Through a targeted marketing effort in Q3'22, Q3’22:  PROVING OURSELVES

Letter to Shareholders | Q3 2022 4 we estimate that over 75% of our new business was Gen B customers. With this cohort, we expect higher customer retention, better long-term loss ratios and opportunities for cross sales as we expand our offering of home care services. Excluding the impact of Hurricane Ian, our Gross Loss Ratio in Q3'22 was 58%, continuing a trend of strong improvements in underwriting results which have come despite challenging market conditions where inflationary pressures have dampened results across the industry. Our industry leading technology platform leverages rapid data integration to quickly re-underwrite and re-price our book to incorporate inflationary trends into our pricing. In addition, we’ve gotten better at attracting our target market and have improved our geographic balance. We expect these improvement trends to continue and the superiority of our underwriting platforms to become increasingly apparent over time. I want to note that the net losses to Hippo at a consolidated level from this event were only $4.7 million, and of that, only $900 thousand related to Hippo Homeowners Programs. Our small net loss in Florida from Hurricane Ian was not a simple stroke of luck; we made strategic decisions that limited our exposure in the state. We have been cautious about adding Florida exposure to our portfolio due to both the unique weather and legal environment. Also, our Hippo homeowners business in Florida is exclusively through our builder’s program: new home construction with the latest in design technology and craftsmanship, better able to withstand nature’s fury. Hippo’s third quarter Adjusted EBITDA loss was $54.8 million, including $4.7 million of losses related to Hurricane Ian. When we reported our Q2'22 Adjusted EBITDA loss of $55.8 million, we said we expected Q3'22 to be our “peak loss” quarter. We beat that expectation, despite one of the worst industry loss events in history because revenue growth and underlying Gross Loss Ratio improvement are accelerating and the expense reduction actions we’ve taken are beginning to have their intended effect. Barring unusual weather, we expect our Q4'22 Adjusted EBITDA loss will be below $50 million with continued improvement thereafter. We have also continued to invest in our technology and service capabilities to drive long term growth and superior customer experience. In the fourth quarter, we “Our experience with Hippo was fast and seamless. From the desk adjuster Karen, who setup our claim and checked in every other day to see how we were doing and answer our questions, to our field adjuster Joshua, who was at our home within a week. All involved were extremely professional and more than willing to help expedite the process and address our concerns during this stressful time. We appreciate having Hippo as our Insurance company.” Randy & Marilyn Hippo Customers Who Suffered Hurricane Ian Losses

Letter to Shareholders | Q3 2022 5 expect to launch our “Book a Pro” feature for Texas customers via our mobile app. This new feature will connect homeowners who need help from home improvement professionals, like plumbers or electricians, with highly rated providers in our network. Additionally, our customers will also be able to message our home care experts to get advice via our mobile app. We aim to aggressively scale these capabilities across more locations, services, and providers as part of our goal of becoming our customers' go-to destination for home care. In the toughest of times, we can do what many others in the industry have not: execute on fundamental improvement while gaining market share. Our focus is now to achieve positive Adjusted EBITDA, a goal we aim to reach by late 2024, while adding to the products and services we offer to American homeowners. We’re very excited–and determined–to achieve our mission. Sincerely, Richard McCathron President & CEO

Letter to Shareholders | Q3 2022 6 Q3 RESULTS Q3 Highlights Q3 FINANCIALS: KPIS AND NON-GAAP FINANCIALS Our third quarter financial results demonstrate that we have reached the turning point on our path to profitability. Our Q3'22 Adjusted EBITDA loss was $54.8 million, which includes $4.7 million of losses directly related to Ian. As we indicated at our investor day in September, we expect improving adjusted EBITDA results going forward, continuing in the fourth quarter and into 2023 with profitability achieved by late 2024. Total Generated Premium $219M +36% YoY Revenue $31M +44% YoY Gross Loss Ratio 58% -70pp YoY Total Generated Premium in-Force $739M (1) Includes all Hippo and non-Hippo premium placed by our internal Agency, Producer agents, and other partners. Premium Retention1 90% -1pp YoY ex Hurricane Ian +34% YoY

Letter to Shareholders | Q3 2022 7 Total Generated Premium Up 36% We had robust growth across our segments and geographies, while substantially improving our underlying Gross Loss Ratio. • Our builder business is thriving, accounting for 26% of total Hippo and agency premiums in the quarter and nearly half of new business. The builder channel remains a highlight of our portfolio, generating agency fees and attractive loss ratios with new homes that are frequently constructed with home monitoring sensors and other safety equipment as standard options. • Our customer base continued to grow, reaching 332,000 during the quarter. Demand for our products and services remains strong, and customer retention has continued to improve, with Hippo blended premium retention across both Hippo policies and agency customers coming in at 90% in the quarter, up from 89% in Q2. • We saw growth throughout our 40 states as we begin to build a presence in the northeast and mid-Atlantic. In our historically largest markets like Texas and California, we also saw growth, but with a careful eye towards geographic balance within those states. • Spinnaker’s fronting business added $83 million of non-Hippo TGP in Q3'22, up from $49 million in Q3'21. At Spinnaker, we provide Managing General Agents (MGAs) access to our balance sheets and insurance licenses in exchange for fronting fees on the premium that they produce. All of these factors supported our revenue reaching $30.7 million in the quarter, which was up 44% from Q3'21, and an acceleration of our growth relative to Q2'22. Gross Loss Ratio 58% ex Ian Excluding the impact of Hurricane Ian, our Q3 Gross Loss Ratio would have been a best-ever 58%. This result is highly encouraging and an early indi- cation of the success of our re-underwriting efforts taken in the first half 2022. Reserves developed favorably again, benefitting the loss ratio by 18% points, including 8% from non-PCS events and 10% from previous period PCS CAT events. With respect to Hurricane Ian, the Hippo program performed meaningfully better than the industry on both a gross and net basis. At a consolidated level, Hurricane Ian was a $73.1 million gross / $4.7 million net loss event representing 52 percentage points of Gross Loss Ratio and 44 percentage

Letter to Shareholders | Q3 2022 8 points of net loss ratio. Importantly, of the gross losses, only $7 million, or 5 percentage points of Gross Loss Ratio, related to the Hippo Homeowners program. The remaining $66 million of gross losses related to other pro- grams supported by Spinnaker, of which $40 million relates to programs that we placed into run-off back in the spring of this year. The net impact of Hurricane Ian from homes covered by Hippo policies was only $900 thou- sand, or 9 percentage points of net loss ratio. Even with the full impact of Hurricane Ian at a consolidated level, we are com- fortable maintaining our full year Gross Loss Ratio guidance of 90% or less. Sales and Marketing Sales and marketing costs were $29.4 million versus the prior year quarter’s $22.4 million, and above the run-rate for the first half of 2022 as we upped our targeted marketing efforts to take advantage of the opportunity to market in recently approved states. Technology and Development Technology and development expenses were $14.8 million versus the prior Lennar at Biscayne Landing, a community of homes just north of Fort Myers, the area of landfall for Hurricane Ian, suffered relatively minor damages.

Letter to Shareholders | Q3 2022 9 year quarter’s $8.3 million. Stock-based compensation expense (SBE) of $5.1 million versus $0.8 million in the prior year quarter drove much of the increase. The SBE increase reflects higher head count compared to a year ago, some refreshing of stock incentives and the acquisition of our development team in Poland. General and Administrative General and Administrative expenses were $19.0 million versus the prior year quarter’s $13.4 million. SBE was $5.8 million compared to $2.7 million in the prior year quarter. Balance Sheet and Cash Unrestricted cash and investments at September 30, 2022 were $677 million. While we remain highly conservative in our asset allocation, as interest rates have risen, we have shifted the balance of our cash into short duration highly rated securities to capture higher yields. We expect that our cash and investment balance will decline at slower rates going forward. At September 30, 2022, Spinnaker’s policyholder surplus was $132 million. Net Loss and Adjusted EBITDA Net Loss attributable to Hippo was $129.2 million or $5.66 per share1, compared to a loss of $30.9 million or $2.00 per share in the prior year quarter. Most significantly, we wrote off our remaining goodwill asset of $53.5 million in the quarter and we had a one-time earnings charge of $1.8 million related to our cost reduction actions. On an adjusted basis, EBITDA was a loss of $54.8 million in the quarter versus a loss of $48.4 million in the prior year quarter. 2022 Guidance Our guidance for full year of 2022 remains unchanged: • Total Generated Premium of $790-810 million, up over 30% at the midpoint • Revenues of $119-121 million • A Gross Loss Ratio below 90% • A 2022 Adjusted EBITDA loss of $197-203 million, with further improvement in 2023 before turning positive in 2024. Non-GAAP financial measures This letter to shareholders includes the non-GAAP financial measure (1) In September 2022, the Company completed a one-for-twenty-five reverse stock split of its common stock. All share and per share information for all periods is presented after giving effect to the reverse stock split.

Letter to Shareholders | Q3 2022 10 (including on a forward-looking basis) Adjusted EBITDA. Hippo defines Adjusted EBITDA, a non-GAAP financial measure, as net loss attributable to Hippo excluding interest expense, income tax expense, depreciation, amortization, stock-based compensation, net investment income, restructuring charges, impairment expense, other non-cash fair market value adjustments, and contingent consideration for one of our acquisition and other transactions that we consider to be unique in nature. Hippo excludes these items from Adjusted EBITDA because it does not consider them to be directly attributable to its underlying operating performance. These non-GAAP measures are an addition, and not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP. Reconciliations of non-GAAP measures to their most directly comparable GAAP counterparts are included in the Appendix to this presentation. Hippo believes that these non-GAAP measures of financial results (including on a forward- looking basis) provide useful supplemental information to investors about Hippo. Hippo’s management uses forward looking non-GAAP measures to evaluate Hippo’s projected financial and operating performance. However, there are a number of limitations related to the use of these non-GAAP measures and their nearest GAAP equivalents. For example other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore Hippo’s non-GAAP measures may not be directly comparable to similarly titled measures of other companies. This letter to shareholders also includes certain projections of non-GAAP fi- nancial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not be- ing ascertainable or accessible, Hippo is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward looking non-GAAP financial measures is included. This letter to shareholders also includes key operating and financial metrics including Total Generated Premium (“TGP”), Gross Loss Ratio and net loss ratio. We define TGP as the aggregate written premium placed across all our business platforms for the period presented. We measure TGP as it re-

Letter to Shareholders | Q3 2022 11 flects the volume of our business irrespective of choices related to how we structure our reinsurance treaties, the amount of risk we retain on our own balance sheet or the amount of business written in our capacity as an MGA, agency or as an insurance carrier/reinsurer. We define Total Generated Premium in force as the aggregate annualized premium for all the policies in force as of the period end date. We define Gross Loss Ratio expressed as a percentage, which is the ratio of the gross losses and loss adjustment expenses to the gross earned premium. We define net loss ratio expressed as a percentage, which is the ratio of the net losses and loss adjustment expenses to the net earned premium. Forward-looking statement safe harbor Certain statements included in this letter to shareholders that are not his- torical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements re- garding estimates and forecasts of financial results and other operating and performance metrics, our business strategy, our cost reduction efforts, the quality of our products and services, and the potential growth of our busi- ness. These statements are based on the current expectations of Hippo’s management and are not predictions of actual performance. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions, and many actual events and circumstances are beyond the control of Hippo. These forward-looking statements are subject to a num- ber of risks and uncertainties, including our ability to achieve or maintain profitability in the future; our ability to retain and expand our customer base and grow our business, including our builder network; our ability to manage growth effectively; risks relating to Hippo’s brand and brand reputation; de- nial of claims or our failure to accurately and timely pay claims; the effects of intense competition in the segments of the insurance industry in which we operate; the availability and adequacy of reinsurance, including at cur- rent coverage, limits or pricing; our ability to underwrite risks accurately and

Letter to Shareholders | Q3 2022 12 charge competitive yet profitable rates to our customers, and the sufficien- cy of the analytical models we use to assess and predict exposure to ca- tastrophe losses; risks related to our proprietary technology and our digital platform; outages or interruptions or delays in services provided by our third party providers, including our data vendor; risks related to our intellectu- al property; the seasonal and cyclical nature of our business; the effects of severe weather events and other natural or man-made catastrophes, including the effects of climate change, global pandemics, and terrorism; continued disruptions from the COVID-19 pandemic; any overall decline in economic activity; the effects of existing or new legal or regulatory require- ments on our business, including with respect to maintenance of risk-based capital and financial strength ratings, data privacy and cybersecurity, and the insurance industry generally; and other risks set forth in the sections entitled “Risk Factors” in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Hippo does not presently know, or that Hippo currently believes are imma- terial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Hippo’s expectations, plans, or forecasts of future events and views as of the date of this letter to shareholders. Hippo anticipates that subse- quent events and developments will cause Hippo’s assessments to change. However, while Hippo may elect to update these forward-looking state- ments at some point in the future, Hippo specifically disclaims any obliga- tion to do so. These forward-looking statements should not be relied upon as representing Hippo’s assessments of any date subsequent to the date of this letter to shareholders. Accordingly, undue reliance should not be placed upon the forward-looking statements.

13Letter to Shareholders | Q3 2022 APPENDIX

Letter to Shareholders | Q3 2022 14 KEY OPERATING AND FINANCIAL METRICS (in millions, unaudited) CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS (in millions, unaudited) (1) In September 2022, the Company completed a one-for-twenty-five reverse stock split of its common stock. All share and per share information for all periods is presented after giving effect to the reverse stock split.

Letter to Shareholders | Q3 2022 15 CONSOLIDATED BALANCE SHEETS (in millions, unaudited)

Letter to Shareholders | Q3 2022 16 CONSOLIDATED STATEMENTS OF CASH FLOWS (in millions, unaudited)

Letter to Shareholders | Q3 2022 17 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO THEIR MOST DIRECTLY COMPARABLE GAAP FINANCIAL MEASURES (in millions, unaudited) SUPPLEMENTAL FINANCIAL INFORMATION (in millions, unaudited) Total Generated Premium Gross and Net Loss Ratios

Letter to Shareholders | Q3 2022 18 Gross Loss Ratio Breakdown Insurance Related Expenses Breakdown (1) Refers to Losses from named Property Claims Services events. Direct acquisition costs were $11.0 million and $41.5 million for the three and nine months ended September 30, 2022, of which $9.1 million and $27.9 million were offset by ceding commission income. Direct acquisition costs were $12.1 million and $22.8 million for the three and nine months ended September 30, 2021, of which $10.2 million and $17.9 million were offset by ceding commission income.

hippo

## TOTAL GENERATED PREMIUM IN-FORCE

(in millions, unaudited)

+34%

YoY



$231
$256
$375
$403
$445
$501
$553
$602
$634
$680
$739
Q1'20
Q2'20
Q3'20
Q4'20
Q1'21
Q2'21
Q3'21
Q4'21
Q1'22
Q2'22
Q3'22

## GEOGRAPHICAL DIVERSIFICATION

(% of new Hippo homeowners premium outside California/Texas)

-15PP

YoY



55%
63%
48%
Q3'20
Q3'21
Q3'22

Letter to Shareholders | Q3 2022

19

hippo

## GROSS CONSOLIDATED LOSS RATIO

# -18PP

YoY


161%
14%
85%
62%
Q2'21
128%
2%
48%
78%
Q3'21
89%
25%
64%
Q4'21
76%
19%
57%
Q1'22
78%
22%
56%
Q2'22
110%
52%
65%
-7%[1]
Q3'22
Loss Ratio ex Cat
PCS
Uri
Ian

(1) Q3'22 PCS (excl. Hurricanes Ian, Uri) includes a reserve release of $14.3m or 10% of GLR.

Letter to Shareholders | Q3 2022
20